UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01    Regulation FD Disclosure.

On March 9, 2023, Unum Group (the "Company") made available a Supplemental Exhibit to illustrate the anticipated changes to the presentation of the Company's prior period financial results as a result of the modified retrospective adoption, effective January 1, 2023, of Accounting Standards Update No. 2018-12.
In 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amends the accounting and disclosure requirements for long-duration insurance contracts. The Company adopted this update effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.
This information is being made available to provide investors with additional information regarding the expected impact of the accounting standards update to the Company's financial results and the presentation thereof prior to the Company's earnings release for the quarter ended March 31, 2023. A copy of the Supplemental Exhibit is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Supplemental Exhibit (Unaudited) of Financial Results as Adjusted for Accounting Standards Update for Targeted Improvements to the Accounting for Long-Duration Contracts (ASU 2018-12).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: March 9, 2023	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary